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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-KSB, into Southern Banc Company's previously filed Registration Statement File No. 333-3546.


                                        /s/ Arthur Andersen LLP


Birmingham, Alabama
September 23, 1998